AFL-CIO Housing Investment Trust
Helping Build America - The Union Way

The AFL-CIO Housing Investment Trust builds on over 30 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Since inception, the HIT has invested $11.1 billion and its subsidiary Building America CDE has provided $123 million in tax credits to help finance 501 projects with total development investment of $18.9 billion. These projects have built or preserved nearly 109,000 housing units and created an estimated 165 million hours of union construction work.*

The HIT has created an estimated 175,500 jobs across all industries, and 82,050 jobs for local Building Trades members. These projects also created an estimated $5.6 billion in wages and benefits and $1.6 billion in pension contributions for Building Trades members*. A list of the 15 trades and the jobs and hours per trade are outlined on the back.

Economic and Fiscal Impacts of the HIT-Financed Projects in the United States
Since Inception*
$28.5B total economic benefits

$11.2B personal income, $5.6B for union construction workers

175,500 total jobs across industry segments, 339.1M hours of work

82,050 union construction jobs, 165.1M hours of work

$1.2B state and local tax revenue generated

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT project data. Projects include those with financing by HIT’s subsidiary Building America. Data current as of March 31, 2018. Since inception dates from 1984-March, 2018. In 2017 dollars.

AFL-CIO Housing Investment Trust Helping Build America - The Union Way

Jobs Created by Trade Since Inception*

TRADE TYPE	Hours	Jobs
Asbestos and Insulation	2,146,800	1,067
Boilermakers	1,651,400	820
Bricklayers (Incl. Tile Setters)	11,229,700	5,580
Cement Masons	6,275,400	3,118
Carpenters	29,890,700	14,852
Electrical Workers	24,771,300	12,308
Elevator Constructors	825,700	410
Ironworkers	4,954,300	2,461
Laborers	20,642,800	10,257
Operating Engineers	5,780,000	2,872
Other	12,385,700	6,155
Painters	13,211,400	6,564
Plumbers	18,165,600	9,026
Roofers	5,614,800	2,789
Sheet Metal Workers	5,119,400	2,543
Teamsters	2,477,100	1,231

TOTAL ALL TRADES	165,142,100	82,054

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT project data. Projects include those with financing by HIT’s subsidiary Building America. Data current as of March 31, 2018. Since inception dates from 1984-March, 2018.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

MARCH 2018